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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-8 of our report dated March 12, 2004 relating to the combined financial statements of Capline Pipe Line Business, Capwood Pipe Line Business and Patoka Pipe Line Business, which appears in Plains All American Pipeline L.P.'s Current Report on Form 8-K filed March 17, 2004.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
February 11, 2005

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS